INVESCO TREASURER'S SERIES FUNDS, INC.

                            Supplement to Prospectus
                            Dated September 30, 2000

The section of the Prospectus entitled "Principal Risks Associated With The Funds" is amended to add the following after the third paragraph:

      ASSET-BACKED SECURITIES
      The Funds can invest in asset-backed money market instruments. These can be fractional interests in pools of credit card receivables, consumer loans and other trade receivables, which are obligations of a number of different parties. The income from the underlying pool is passed through to investors, such as the Funds.

      These investments might be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the credit enhancement typically applies only to a fraction of the security's value. If the issuer of the security has no security interest in the related collateral, there is the risk that the Funds could lose money if the issuer defaults.

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the section in its entirety and (2) substitute the following in its place:

      The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings:

      RICHARD R. HINDERLIE, a vice president of INVESCO, is the portfolio manager of Treasurer's Money Market Reserve Fund. Dick joined INVESCO in 1993. He holds an M.B.A. from Arizona State University and a B.A. in Economics from Pacific Lutheran University.

      VICTORIA SIMMONS is the portfolio manager of Treasurer's Tax-Exempt Reserve Fund. Tori joined INVESCO in 1992 as a portfolio accountant and joined the Investment Division in 1994. She studied accounting for three years at Colorado State University and is currently completing her B.S. in Business Administration with emphasis in Finance at Regis University.

The section of the Prospectus entitled "How To Buy Shares" is amended to (1) delete the fifth paragraph in its entirety and (2) substitute the following paragraphs in its place:


      Purchase of shares by check, other negotiable bank draft or bank wire received by INVESCO by 4:00 p.m. (Eastern Time), will begin to accrue dividends on the following business day. Similarly, if you request a check, other negotiable bank draft or wire when you redeem Fund shares, and INVESCO receives your request by 4:00 p.m. (Eastern time), you will receive that day's dividend.

      Some shareholders may prefer to receive any current day's dividend on the day they purchase Fund shares, and not receive any current day's dividend on the day they redeem shares. Such transactions must be done by federal bank wire. In that case, you must contact INVESCO prior to 4:00 p.m. (Eastern Time), provide your federal bank reference number, specifically request that you receive that day's dividend, and make sure that INVESCO receives the federal bank wire prior to 4:00 p.m. (Eastern Time). If you follow those steps, you will receive the current day's dividend. Similarly, if you wish to redeem Fund shares and receive the proceeds by federal bank wire on the same day, you must contact INVESCO prior to 4:00 p.m. (Eastern Time), have previously provided instructions for wiring to your bank, and specifically request that your payment be wired to you by federal bank wire on the same day. If you follow these steps, you will receive payment by federal bank wire, but will not receive that day's dividend.



This Supplement supersedes the Supplements dated May 7, 2001 and May 16, 2001.

The date of this Supplement is July 2, 2001.